                                                                     EXHIBIT B-1






                                POWER OF ATTORNEY

                  Know all by these present, that the undersigned hereby constitutes and appoints Peter S. Lowy, Mark A. Stefanek and Richard E. Green, and each of them, as the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to:

         (1) execute for and on behalf of the undersigned, in the undersigned's capacity as an officer, director, beneficial owner and/or trustee of stock of Westfield America, Inc. (the "Company") (i) Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules thereunder and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules thereunder (together, the "Forms and Schedules");

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

         (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorneys-in-fact and agents, or any one of them, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorneys-in-fact and agents, or any one of them, on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact and agents, or any one of them, may approve in such attorneys'-in-fact and agents', or any one of their, discretion.

                  The undersigned hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorneys-in-fact and agents, or such attorneys'-in-fact and agents' substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact and agents, and each of them, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 or Section 13 of the Exchange Act.

                  This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file the Forms and Schedules with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact and agents, or any one of them.

                  IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of the 26th day of May, 1997.

                                            /s/ Frank P. Lowy
                                            ------------------------------------
                                                 Frank P. Lowy

Witness:

/s/ Paul Seddon
--------------------------

                                                                     EXHIBIT B-2






                                POWER OF ATTORNEY

                  Know all by these present, that the undersigned hereby constitutes and appoints Peter S. Lowy, Mark A. Stefanek and Richard E. Green, and each of them, as the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to:

         (1) execute for and on behalf of the undersigned, in the undersigned's capacity as an officer, director, beneficial owner and/or trustee of stock of Westfield America, Inc. (the "Company") (i) Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules thereunder and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules thereunder (together, the "Forms and Schedules");

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

         (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorneys-in-fact and agents, or any one of them, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorneys-in-fact and agents, or any one of them, on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact and agents, or any one of them, may approve in such attorneys'-in-fact and agents', or any one of their, discretion.

                  The undersigned hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorneys-in-fact and agents, or such attorneys'-in-fact and agents' substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact and agents, and each of them, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 or Section 13 of the Exchange Act.

                  This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file the Forms and Schedules with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact and agents, or any one of them.

                  IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of the 26th day of May, 1997.

                                            /s/ David H. Lowy
                                            ------------------------------------
                                                 David H. Lowy

Witness:

/s/ Paul Seddon
------------------------------

                                                                     EXHIBIT B-3






                                POWER OF ATTORNEY

                  Know all by these present, that the undersigned hereby constitutes and appoints Peter S. Lowy, Mark A. Stefanek and Richard E. Green, and each of them, as the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to:

         (1) execute for and on behalf of the undersigned, in the undersigned's capacity as an officer, director, beneficial owner and/or trustee of stock of Westfield America, Inc. (the "Company") (i) Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules thereunder and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules thereunder (together, the "Forms and Schedules");

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

         (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorneys-in-fact and agents, or any one of them, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorneys-in-fact and agents, or any one of them, on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact and agents, or any one of them, may approve in such attorneys'-in-fact and agents', or any one of their, discretion.

                  The undersigned hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorneys-in-fact and agents, or such attorneys'-in-fact and agents' substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact and agents, and each of them, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 or Section 13 of the Exchange Act.

                  This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file the Forms and Schedules with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact and agents, or any one of them.

                  IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of the 26th day of May, 1997.

                                            /s/ Steven M. Lowy
                                            ------------------------------------
                                                 Steven M. Lowy

Witness:

/s/ Paul Seddon
-------------------------------


                                       2